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                                THE CRONOS GROUP

EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. Section 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of The Cronos Group (the "Company") on Form 10-Q for the period ended June 30, 2002, as filed with the Securities and Exchange Commission (the "Report"), I, Dennis J. Tietz, the Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (i) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and,

      (ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

      August 9, 2002



      /s/ DENNIS J. TIETZ
      -------------------
      Dennis J. Tietz, Chief Executive Officer


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